Loncar Cancer Immunotherapy ETF
Schedule of Investments
November 30, 2020 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Biotechnology - 81.4% (a)
125,642	Adaptimmune Therapeutics plc - ADR (b)	$629,467
29,325	Allogene Therapeutics, Inc. (b)	910,541
43,479	Arcus Biosciences, Inc. (b)	1,183,933
23,314	AstraZeneca plc - ADR	1,234,243
7,354	BeiGene, Ltd. - ADR (b)	1,880,344
24,706	BioNTech SE - ADR (b)	3,069,474
19,003	Bluebird Bio, Inc. (b)	837,842
21,166	Bristol-Myers Squibb Company	1,320,758
76,065	Cellectis S.A. - ADR (b)	1,929,769
93,554	Compugen, Ltd. (b)	1,201,233
47,713	Cue Biopharma, Inc. (b)	667,266
40,211	Fate Therapeutics, Inc. (b)	2,350,936
16,507	Gilead Sciences, Inc.	1,001,480
19,863	IGM Biosciences, Inc. (b)	1,326,451
33,170	Legend Biotech Corporation - ADR (b)	986,144
60,560	MacroGenics, Inc. (b)	1,397,119
15,543	Merck & Company, Inc.	1,249,502
19,939	Moderna, Inc. (b)	3,045,483
59,347	Nektar Therapeutics (b)	972,697
49,914	NextCure, Inc. (b)	505,130
2,011	Regeneron Pharmaceuticals, Inc. (b)	1,037,736
58,239	Replimune Group, Inc. (b)	3,009,792
159,827	Trillium Therapeutics, Inc. (b)	3,217,318
41,064	Xencor, Inc. (b)	1,737,829
29,369	Y-mAbs Therapeutics, Inc. (b)	1,494,001
		38,196,488
	Pharmaceuticals - 18.6%
5,459	Argenx SE - ADR (b)	1,565,750
20,106	CRISPR Therapeutics AG (b)	2,551,854
40,524	Iovance Biotherapeutics, Inc. (b)	1,572,736
41,982	MorphoSys AG - ADR (b)	1,175,076
34,911	Zymeworks, Inc. (b)	1,838,064
		8,703,480
	TOTAL COMMON STOCKS (Cost $34,341,622)	46,899,968

		SHORT-TERM INVESTMENTS - 0.1%
28,477		First American Government Obligations Fund - Class X, 0.05% (c)	28,477
		TOTAL SHORT-TERM INVESTMENTS (Cost $28,477)	28,477
		TOTAL INVESTMENTS (Cost $34,370,099) - 100.1%	46,928,445
		Liabilities in Excess of Other Assets - (0.1)%	(27,037)
		NET ASSETS - 100.0%	$46,901,408

		Percentages are stated as a percent of net assets.

	ADR	American Depositary Receipt.
	(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

	(b)	Non-income producing security.
	(c)	Rate shown is the annualized seven-day yield as of November 30, 2020.

Summary of Fair Value Disclosure at November 30, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

Loncar Cancer Immunotherapy ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$46,899,968	$-	$-	$46,899,968
Short-Term Investments	28,477	-	-	28,477
Total Investments in Securities	$46,928,445	$-	$-	$46,928,445
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended November 30, 2020, the Fund did not recognize any transfers to or from Level 3.